SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 9, 1998

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

Washington                       0-25188                    91-1653725
(State or Other Jurisdiction     (Commission File Number) IRS Identification No.
   of Incorporation)

                  1201 Third Avenue, Seattle, Washington 98101
           ---------------------------------------------------------
                Address of Principal Executive Office Postal Code

                                  206-461-2000
                Registrant's telephone number including area code


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99.1 Materials presented to investors at a conference on June 9, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WASHINGTON MUTUAL, INC.


Date:  June 12, 1998             By:/s/ Marc R. Kittner
                                    Marc R. Kittner, Senior Vice President
                                    and Deputy General Counsel